================================================================================

                      SECURITIES AND EXCHANGE COMMISSION
                            Washington, D.C.  20549



                                  FORM 8-K/A
                                AMENDMENT NO. 2

                CURRENT REPORT PURSUANT TO SECTION 13 OR 15(D)
                    OF THE SECURITIES EXCHANGE ACT OF 1934


        DATE OF REPORT (DATE OF EARLIEST EVENT REPORTED):  JULY 9, 1997


                            SYNBIOTICS CORPORATION
            (Exact name of registrant as specified in its charter)

                        COMMISSION FILE NUMBER 0-11303


             CALIFORNIA                                       95-3737816
     (State or other jurisdiction                          (I.R.S. Employer
         of incorporation)                                Identification No.)

            11011 VIA FRONTERA
          SAN DIEGO, CALIFORNIA                                  92127
  (Address of principal executive offices)                    (Zip Code)

      REGISTRANT'S TELEPHONE NUMBER, INCLUDING AREA CODE:  (619) 451-3771

================================================================================

                          AMENDMENT TO CURRENT REPORT

The Registrant's Current Report on Form 8-K, filed on July 24, 1997, and amended on September 22, 1997, to report the Registrant's acquisition on July 9, 1997 of the veterinary diagnostic business of Rhone Merieux S.A.S. is amended to provide revised financial statements and revised pro forma financial information required by Item 7 of the report. There are no other changes to the report as filed.

ITEM 7.  FINANCIAL STATEMENTS AND EXHIBITS
         ---------------------------------

     a)  Financial statements of business acquired:
         ------------------------------------------

         Report of Independent Accountants                                   2

         Statement of Assets Acquired (Consisting of Fixed Assets and
         Inventories) as of December 31, 1996                                3

         Statement of Revenues and Direct Operating Expenses for the years
         ended December 31, 1995 and 1996                                    4

         Notes to Statement of Assets Acquired (Consisting of Fixed Assets
         and Inventories) and Statement of Revenues and Direct Operating
         Expenses                                                            5

         Statement of Assets Acquired (Unaudited) as of June 30, 1997        7

         Statement of Revenues and Direct Operating Expenses (Unaudited)
         for the six months ended June 30, 1997                              8

         Notes to Unaudited Statement of Assets Acquired and Unaudited
         Statement of Revenues and Direct Operating Expenses                 9

Madame Dominique TAKIZAWA
RHONE MERIEUX SA
29, avenue Tony Garnier
69007 - LYON


                     RHONE MERIEUX SA DIAGNOSTIC BUSINESS

                       REPORT OF INDEPENDENT ACCOUNTANTS


We have audited the accompanying statement of assets acquired (consisting of fixed assets and inventories) as of December 31, 1996 and the statement of revenues and direct operating expenses (the "statements") of the diagnostic business of Rhone Merieux S.A. (the "Company") for each of the two years in the period ended December 31, 1996. These statements are the responsibility of the Company's management. Our responsibility is to express an opinion on these statements based on our audits.

We conducted our audits in accordance with United States generally accepted auditing standards. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the statement of assets acquired (consisting of fixed assets and inventories) and the statement of revenues and direct operating expenses are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in these statements. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of these statements. We believe that our audits provide a reasonable basis for our opinion.

The accompanying statements reflect the assets acquired (consisting of fixed assets and inventories) of the diagnostic business of the Company, and the revenues and direct operating expenses directly attributable to the diagnostic business of the Company and include, as described in Note 3, an allocation of expenses attributable to the business which have never been historically segregated by the Company in its accounting records. For purposes of preparing these statements, allocations have been made using bases of allocation that the Company's management believes reasonable for reflecting the actual costs necessary for operating the diagnostic business. These accompanying statements are not intended to be a complete presentation of the assets or revenues and expenses of the Company's diagnostic business.

In our opinion, the statement of assets acquired (consisting of fixed assets and inventories) as of December 31, 1996 and statement of revenues and direct operating expenses present fairly, in all material respects, the assets acquired, as described in Note 3, as of December 31, 1996 and the revenues and direct operating expenses, as described in Note 3, for each of the two years in the period ended December 31, 1996 of the Company's diagnostic business, in conformity with generally accepted accounting principles as recognized in the Unites States of America.

Lyons, February 14, 1997


Coopers & Lybrand Audit
Bernard R. Rascle
Partner

RHONE MERIEUX S.A. DIAGNOSTIC BUSINESS

STATEMENT OF ASSETS REQUIRED (CONSISTING OF FIXED ASSETS AND INVENTORIES) (AMOUNTS IN U.S. DOLLARS)
--------------------------------------------------------------------------------

                                                          DECEMBER 31,
                                                             1996
                                                             ----
Inventories                                               $2,885,000
Property, plant and equipment, net                           194,000
                                                          ----------
 Total assets                                             $3,079,000
                                                          ==========

                See accompanying notes to financial statements.

RHONE MERIEUX S.A. DIAGNOSTIC BUSINESS

STATEMENT OF REVENUES AND DIRECT OPERATING EXPENSES
(AMOUNTS IN U.S. DOLLARS)
--------------------------------------------------------------------------------

                                                     ------------------------
                                                     YEAR ENDED DECEMBER 31,
                                                         1996       1995
                                                         ----       ----
Revenues                                             $11,445,000  $12,011,000
                                                     -----------  -----------

Direct operating expenses:

 Cost of sales                                         4,495,000    5,133,000
 Research and development                              1,350,000    1,465,000
 Selling and marketing                                 3,214,000    3,182,000
                                                     -----------  -----------
                                                       9,059,000    9,780,000
                                                     -----------  -----------
Excess of revenues over direct operating expenses    $ 2,386,000  $ 2,231,000
                                                     ===========  ===========

                See accompanying notes to financial statements.

RHONE MERIEUX S.A. DIAGNOSTIC BUSINESS

NOTES TO STATEMENT OF ASSETS ACQUIRED (CONSISTING OF FIXED ASSETS AND INVENTORIES) AND STATEMENT OF REVENUES AND DIRECT OPERATING EXPENSES
(AMOUNTS IN U.S. DOLLARS)
--------------------------------------------------------------------------------

NOTE 1 - BUSINESS AND ASSET PURCHASE AGREEMENT:

The Rhone Merieux S.A. diagnostic business (the "Business") is a veterinary diagnostic product line which is manufactured (however, certain small animal diagnostic products are manufactured under contract by a third party), sold and distributed by Rhone Merieux S.A. (the "Company"). Effective July 9, 1997, the Company sold the Business to Synbiotics Corporation pursuant to purchase agreements dated May 14, 1997 and amended July 9, 1997. The assets acquired included inventory, property, plant and equipment and the rights to manufacture, sell and distribute the product line.

NOTE 2 - SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES:

INVENTORIES

Inventories are stated at the lower of cost (first in, first out method) or market.

PROPERTY AND EQUIPMENT

Property and equipment are stated at cost. Depreciation is computed using the straight-line and declining balance methods over the estimated useful lives of the related assets.

NOTE 3 - BASIS OF PRESENTATION:

The accompanying statement of assets acquired (consisting of fixed assets and inventories) and statement of revenues and direct operating expenses (the "Statements") have been prepared in accordance with U.S. generally accepted accounting principles and were derived from the historical accounting records of the Company. The functional currency of the Company is the French franc, and the Statements have been converted to U.S. dollars in the following manner: assets at the year end exchange rates; revenues and direct operating expenses at the monthly average exchange rates. Complete financial statements were not prepared as the Company did not maintain the Business as a separate business unit and has not segregated indirect operating cost information or related assets and liabilities (other than inventory and property, plant and equipment) for this product line in its accounting records. It is not practical to attempt to reconstruct and separate the indirect operating costs and other related assets and liabilities applicable to this product line.

The Statements include the assets of the Company which are directly related to the Business and which have been historically segregated by the Company in its accounting records. The Statements do not include cash, accounts receivable, prepaid or other assets, accounts payable, accrued expenses, borrowings or any other assets or liabilities.

The Statements include the revenues and direct operating expenses directly attributable to the manufacture, sale and distribution of the product line comprising the Business, and also include an allocation of expenses directly attributable to the manufacture, sale and distribution of the product line comprising the Business which have not been

RHONE MERIEUX S.A. DIAGNOSTIC BUSINESS

NOTES TO STATEMENT OF ASSETS ACQUIRED (CONSISTING OF FIXED ASSETS AND INVENTORIES) AND STATEMENT OF REVENUES AND DIRECT OPERATING EXPENSES
(AMOUNTS IN U.S. DOLLARS)
--------------------------------------------------------------------------------

historically segregated by the Company in its accounting records. The Statements do not include general and administrative costs, interest expense, income taxes or any other indirect expenses.

The allocated expenses include the following elements:

i)   Selling overheads of $2,795,000 and $2,834,000 for 1996 and 1995, respectively, are included in selling and marketing expenses and were allocated based on sales volume;

ii) Fixed costs relating to the Company manufacturing sections used by the Business of $794,000 and $950,000 for 1996 and 1995, respectively, are included in cost of sales and were allocated on the basis of added value (the ratio of added value attributable to the Business to the total added value of the Company was applied to these manufacturing section costs - added value is defined as the difference between the selling price of the diagnostic product line less purchases from third parties);

iii) Research and development expenses of $209,000 and $232,000 for 1996 and 1995, respectively, were allocated on the basis of headcount.

Management believes that the above expense allocations are reasonable methods of allocation for the purpose of these Statements; however, there can be no assurances that such allocations will be indicative of future results of operations.

RHONE MERIEUX S.A.S. DIAGNOSTIC BUSINESS

STATEMENT OF ASSETS ACQUIRED (UNAUDITED)
(AMOUNTS IN U.S. DOLLARS)
--------------------------------------------------------------------------------

                                                                     JUNE 30,
                                                                       1997
                                                                       ----
Accounts receivable                                               $    917,000
Inventories                                                          2,062,000
Property, plant and equipment, net                                     236,000
                                                                  ------------
     Total assets                                                 $  3,215,000
                                                                  ============

                See accompanying notes to financial statements.

RHONE MERIEUX S.A.S. DIAGNOSTIC BUSINESS

STATEMENT OF REVENUES AND DIRECT OPERATING EXPENSES (UNAUDITED)
(AMOUNTS IN U.S. DOLLARS)
--------------------------------------------------------------------------------


                                                           SIX MONTHS
                                                          ENDED JUNE 30,
                                                              1997
                                                              ----
Revenues                                                  $ 5,760,000
                                                          -----------

Direct operating expenses:
 Cost of sales                                              2,027,000
 Research and development                                     518,000
 Selling and marketing                                        587,000
                                                          -----------
                                                            3,132,000
                                                          -----------
Excess of revenues over direct operating expenses         $ 2,628,000
                                                          ===========

                See accompanying notes to financial statements.

RHONE MERIEUX S.A.S. DIAGNOSTIC BUSINESS

NOTES TO UNAUDITED STATEMENT OF ASSETS ACQUIRED AND UNAUDITED STATEMENT OF REVENUES AND DIRECT OPERATING EXPENSES
--------------------------------------------------------------------------------

NOTE 1 - BUSINESS AND ASSET PURCHASE AGREEMENT:

The Rhone Merieux S.A.S. diagnostic business (the "Business") is a veterinary diagnostic product line which is manufactured (however, certain small animal diagnostic products are manufactured under contract by a third party), sold and distributed by Rhone Merieux S.A.S. and R.M. - Diagnostics S.A.S., a wholly-owned subsidiary of Rhone Merieux S.A.S., (collectively the "Company"). Effective July 9, 1997, the Company sold the Business to Synbiotics Corporation pursuant to purchase agreements dated May 14, 1997 and amended July 9, 1997. The assets acquired included accounts receivable, inventory, fixed assets and the rights to manufacture, sell and distribute the product line.

NOTE 2 - SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES:

INVENTORIES

Inventories are stated at the lower of cost (first in, first out method) or market.

PROPERTY AND EQUIPMENT

Property and equipment are stated at cost. Depreciation is computed using the straight-line and declining balance methods over the estimated useful lives of the related assets.

NOTE 3 - BASIS OF PRESENTATION:

The accompanying unaudited statement of assets acquired and unaudited statement of revenues and direct operating expenses (the "Statements") have been prepared in accordance with U.S. generally accepted accounting principles and were derived from historical accounting records of the Company. The interim data includes all adjustments, consisting only of normal recurring adjustments, necessary for the fair presentation of the results for the interim period. The functional currency of the Company is the French franc, and the Statements have been converted to U.S. dollars in the following manner: assets at the interim period end exchange rates; revenues and direct operating expenses at the monthly average exchange rates. Complete financial statements were not prepared as the Company did not maintain the Business as a separate business unit and has not segregated indirect operating cost information or related assets and liabilities (other than accounts receivable, inventory and property, plant and equipment) for this product line in its accounting records. It is not practical to attempt to reconstruct and separate the indirect operating costs and other related assets and liabilities applicable to this product line.

The Statements include the assets of the Company which are directly related to the Business. The Statements do not include cash, prepaid or other assets, accounts payable, accrued expenses, borrowings or any other assets or liabilities. The accounts receivable represent amounts owed to R.M. -Diagnostics S.A.S. for inventory sold to Rhone Merieux S.A.S. who is acting as R.M. - Diagnostics S.A.S.'s distributor.

The Statements include the revenues and direct operating expenses directly attributable to the manufacture, sale and distribution of the product line comprising the Business, and also include an allocation of expenses directly attributable to the manufacture, sale and distribution of the product line comprising the Business which have not been historically segregated by the Company in its accounting records. The Statements do not include general and administrative costs, interest expense, income taxes or any other indirect expenses.

     b)   Pro forma financial information
          -------------------------------

          The following unaudited pro forma condensed balance sheet as of June 30, 1997 and the unaudited pro forma condensed statements of operations for the year ended December 31, 1996 and the six months ended June 30, 1997 give effect to the acquisition of the worldwide veterinary diagnostic business of Rhone Merieux S.A.S. (the "Rhone Merieux Diagnostic Business") as of June 30, 1997 for the condensed balance sheet and as of January 1, 1996 for the condensed statements of operations. The pro forma condensed financial statements are based on historical financial statements of Synbiotics Corporation and Rhone Merieux Diagnostic Business, giving effect to the acquisition applying the purchase method of accounting and the assumptions and adjustments as discussed in the accompanying notes to the pro forma condensed financial statements. The unaudited pro forma condensed financial statements do not include any consolidation savings which Synbiotics Corporation may expect to achieve from the merger of Synbiotics Corporation and Rhone Merieux Diagnostic Business as any such savings are not estimable at this time.

          These pro forma condensed financial statements have been prepared by the management of Synbiotics Corporation based upon the audited statement of operations of Synbiotics Corporation for the year ended December 31, 1996, the unaudited condensed balance sheet as of June 30, 1997 and the related unaudited condensed statement of operations for the six months then ended of Synbiotics Corporation, the unaudited statement of assets acquired of Rhone Merieux Diagnostic Business as of June 30, 1997, the audited statement of revenues and direct operating expenses for the year ended December 31, 1996 and the unaudited statement of revenues and direct operating expenses for the six months ended June 30, 1997 of Rhone Merieux Diagnostic Business. The unaudited pro forma condensed financial statements should be read in conjunction with the historical financial statements and notes thereto and narrative sections included elsewhere herein. The pro forma condensed financial statements are not necessarily indicative of what actual results of operations would have been for the periods had the transaction occurred on the dates indicated and do not purport to indicate future financial position nor the results of future operations.

SYNBIOTICS CORPORATION
PRO FORMA CONDENSED BALANCE SHEET (UNAUDITED)
--------------------------------------------------------------------------------

                                                              JUNE 30, 1997
                                         -----------------------------------------------------------
                                                        RHONE MERIEUX
                                           SYNBIOTICS    DIAGNOSTIC     PRO FORMA        PRO FORMA
                                          CORPORATION     BUSINESS     ADJUSTMENTS        COMBINED
                                         -------------  -------------  -----------     -------------
ASSETS

Current assets:
 Cash and equivalents                    $   3,652,000  $              $               $  3,652,000
 Securities available for sale               2,181,000                                    2,181,000
 Accounts receivable                         3,123,000        917,000                     4,040,000
 Inventories                                 4,212,000      2,062,000                     6,274,000
 Deferred tax assets                           421,000                                      421,000
 Other current assets                          825,000                                      825,000
                                         -------------  -------------                  ------------

   Total current assets                     14,414,000      2,979,000                    17,393,000

Property and equipment, net                    641,000        236,000                       877,000
Goodwill                                     5,358,000                  11,245,000 (1)   16,603,000
Deferred tax assets                          6,142,000                                    6,142,000
Other assets                                 1,592,000                                    1,592,000
                                         -------------  -------------                  ------------
                                         $  28,147,000  $   3,215,000                  $ 42,607,000
                                         =============  =============                  ============

LIABILITIES AND SHAREHOLDERS' EQUITY

Current liabilities:
 Accounts payable and accrued expenses   $   1,761,000  $                              $  1,761,000
 Current portion of long-term debt                                       1,000,000 (1)    1,000,000
                                         -------------  -------------                  ------------

   Total current liabilities                 1,761,000                                    2,761,000
                                         -------------  -------------                  ------------

Long-term debt                                                           9,541,000 (1)    9,541,000
                                         -------------  -------------                  ------------

Mandatorily redeemable common stock                                      2,747,000 (1)    2,747,000
                                         -------------  -------------                  ------------
Non-mandatorily redeemable common
 stock and other shareholders' equity:
   Common stock                             35,432,000                     169,000 (1)   35,601,000
   Common stock warrants                                                 1,003,000 (1)    1,003,000
   Accumulated deficit                      (9,046,000)                                  (9,046,000)
                                         -------------  -------------                  ------------

    Total non-mandatorily redeemable
      common stock and other
      shareholders' equity                  26,386,000                                   27,558,000
                                         -------------  -------------                  ------------

                                         $  28,147,000  $                              $ 42,607,000
                                         =============  =============                  ============

      See accompanying notes to pro forma condensed financial statements.

SYNBIOTICS CORPORATION
PRO FORMA CONDENSED STATEMENT OF OPERATIONS (UNAUDITED)
--------------------------------------------------------------------------------

                                                                YEAR ENDED DECEMBER 31, 1996
                                               ------------------------------------------------------------
                                                              RHONE MERIEUX
                                                 SYNBIOTICS    DIAGNOSTIC     PRO FORMA       PRO FORMA
                                                CORPORATION     BUSINESS     ADJUSTMENTS       COMBINED
                                               -------------  -------------  -----------      -------------
Net sales                                      $  17,217,000  $  11,445,000  $(1,760,000) (2) $  26,902,000
Cost of sales                                      9,572,000      4,495,000                      14,067,000
                                               -------------  -------------                   -------------

Gross profit                                       7,645,000      6,950,000                      12,835,000
                                               -------------  -------------                   -------------

Operating expenses:
 Research and development                            994,000      1,350,000                       2,344,000
 Selling and marketing                             4,183,000      3,214,000                       7,397,000
 General and administrative                        2,057,000                     750,000  (3)     2,807,000
                                               -------------  -------------                   -------------

                                                   7,234,000      4,564,000                      12,548,000
                                               -------------  -------------                   -------------

Income from operations                               411,000      2,386,000                         287,000

Interest income (expense), net                       204,000                  (1,053,000) (4)      (849,000)
Gain on sale of securities available for sale      1,159,000                                      1,159,000
Other income                                         410,000                                        410,000
                                               -------------  -------------                   -------------

Income before income taxes                         2,184,000      2,386,000                       1,007,000

Income tax expense (benefit)                      (7,094,000)                   (537,000) (5)    (7,631,000)
                                               -------------  -------------                   -------------

Net income                                     $   9,278,000  $   2,386,000                   $   8,638,000
                                               =============  =============                   =============

Net income per share                           $        1.47  $         n/a                   $        1.18
                                               =============  =============                   =============

Weighted average shares outstanding                6,308,000            n/a      999,000  (6)     7,307,000
                                               =============  =============                   =============

      See accompanying notes to pro forma condensed financial statements.

SYNBIOTICS CORPORATION
PRO FORMA CONDENSED STATEMENT OF OPERATIONS (UNAUDITED)
--------------------------------------------------------------------------------

                                                          SIX MONTHS ENDED JUNE 30, 1997
                                         ------------------------------------------------------------
                                                        RHONE MERIEUX
                                           SYNBIOTICS    DIAGNOSTIC     PRO FORMA       PRO FORMA
                                          CORPORATION     BUSINESS     ADJUSTMENTS       COMBINED
                                         -------------  -------------  -----------      -------------
Net sales                                $  11,781,000  $   5,760,000  $  (864,000) (2) $  16,677,000
Cost of sales                                6,259,000      2,027,000                       8,286,000
                                         -------------  -------------                   -------------

Gross profit                                 5,522,000      3,733,000                       8,391,000

Operating expenses:
 Research and development                      613,000        518,000                       1,131,000
 Selling and marketing                       2,324,000        587,000                       2,911,000
 General and administrative                  1,364,000                     375,000  (3)     1,739,000
                                         -------------  -------------                   -------------

                                             4,301,000      1,105,000                       5,781,000
                                         -------------  -------------                   -------------

Income from operations                       1,221,000      2,628,000                       2,610,000

Interest income (expense), net                 106,000                    (630,000) (4)      (524,000)
Other income                                   154,000                                        154,000
                                         -------------  -------------                   -------------

Income before income taxes                   1,481,000      2,628,000                       2,240,000

Provision for income taxes                     637,000                     246,000  (5)       883,000
                                         -------------  -------------                   -------------

Net income                               $     844,000  $   2,628,000                   $   1,357,000
                                         =============  =============                   =============

Net income per share                     $         .11  $         n/a                   $         .16
                                         =============  =============                   =============

Weighted average shares outstanding          7,499,000            n/a      999,000  (6)     8,498,000
                                         =============  =============                   =============

      See accompanying notes to pro forma condensed financial statements.

SYNBIOTICS CORPORATION
NOTES TO PRO FORMA CONDENSED FINANCIAL STATEMENTS (UNAUDITED)
--------------------------------------------------------------------------------

NOTE (1)

Adjustment to record the acquisition of Rhone Merieux Diagnostic Business. Consideration paid comprises $10,541,000 of debt obtained from Banque Paribas, net of issuance costs and $2,747,000 of Synbiotics Corporation mandatorily redeemable common stock (759,000 shares issued at $4.1875 per share), net of issuance costs. In addition, Synbiotics issued to Banque Paribas a warrant to purchase 240,000 of Synbiotics Corporation common stock for $.01 per share.

NOTE (2)

Adjustment to reduce Rhone Merieux Diagnostic Business net sales to reflect distributor mark downs. Prior to the acquisition, the products were sold direct, whereas subsequent to the acquisition the products will be sold primarily through distributors.

NOTE (3)

Adjustment to record amortization of the goodwill acquired from Rhone Merieux Diagnostic Business based on a 15 year amortization period.

NOTE (4)

Adjustment to record interest expense related to the debt obtained from Banque Paribas. $5,000,000 of the debt bears interest at prime plus .75% (effectively 9.25%) and the remaining $5,000,000 of the debt bears interest at prime plus 1.25% (effectively 9.75%). If the interest rate were to increase by 1/8%, the pro forma interest expense would increase by $13,000 and $6,000 for the year ended December 31, 1996 and the six months ended June 30, 1997, respectively. If the interest rate were to decrease by 1/8%, the pro forma interest expense would decrease by $13,000 and $6,000 for the year ended December 31, 1996 and the six months ended June 30, 1997, respectively.

NOTE (5)

Adjustment to record foreign income tax provision (at 40%) related to the incremental taxable income from Rhone Merieux Diagnostic Business, and to reduce the U.S. tax provision for the tax effect of additional deductible amounts related to goodwill amortization and interest expense.

NOTE (6)

Adjustment to reflect increase in weighted average shares outstanding due to the issuance of Synbiotics Corporation mandatorily redeemable common stock and common stock warrants (Note (1)).

                                  SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                        SYNBIOTICS CORPORATION


Date: April 2, 1999                     /s/ Michael K. Green
                                        --------------------------------
                                        Michael K. Green
                                        Vice President of Finance and Chief
                                          Financial Officer